                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                   ----------

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) /x/

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                                   ----------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                                   ----------
                                  HOSPIRA, INC.
               (Exact name of obligor as specified in its charter)

               Delaware                                       20-0504497
    (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                       Identification No.)


           275 North Field Drive
           Lake Forest, Illinois                                 60045
  (Address of principal executive offices)                     (Zip Code)

                                   ----------
                              4.95% Notes due 2009
                              5.90% Notes due 2014
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

               1.   Comptroller of the Currency, Washington D.C.

               2.   Federal Deposit Insurance Corporation, Washington, D.C.

               3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

         (b)   Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

                                 Not Applicable


*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         5.    Not applicable.

         6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.    Not applicable.

         9.    Not applicable.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 6th day of July, 2004.

                                      LASALLE BANK NATIONAL ASSOCIATION


                                           By: /s/ John W. Porter
                                               ---------------------------
                                               John W. Porter
                                               Vice President

                                                                      Exhibit 6.

                                     CONSENT

LaSalle Bank National Association hereby consents in accordance with the provisions of Section 321(b) of the Trust Indenture Act of 1939, that reports of examinations by Federal, State, Territorial and District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefore.


                                          LaSalle Bank National Association

                                          By: /s/ John W. Porter
                                              ------------------------------
                                              John Porter
                                              Vice President

LaSalle Bank N.A.               Call Date: 3/31/2004           ST-BK: 17-1520                EXHIBIT  7
135 South LaSalle Street                                                                        Page  RC-1
Chicago, IL  60603                                             CERT:  15407

Transit Number: 71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):                    RCFD
     a. Noninterest-bearing balances and currency and coin (1)                                   0081                      1,634,318
     b. Interest-bearing balances (2)                                                            0071                         10,784
  2. Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A)                               1754                        127,803
     b. Available-for-sale securities (from Schedule RC-B, column D)                             1773                     23,757,044
  3. Federal funds sold and securities purchased under agreements to resell
     a. Federal funds sold in domestic offices                                                   B987                      1,274,530
     b. Securitites purchased under agreements to resell (3)                                     B989                        118,823
  4. Loans and lease financing receivables (from schedule RC-C)
     a. Loans and leases held for sale                                                           5369                        518,931
     b. Loans and leases, net of unearned income                        B528      34,169,827
     c. LESS: Allowance for loan and lease losses                       3123         681,686
     d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)                                      B529                     33,488,141
  5. Trading assets (from Schedule RC-D)                                                         3545                        610,978
  6. Premises and fixed assets (including capitalized leases)                                    2145                        260,528
  7. Other real estate owned (from Schedule RC-M)                                                2150                         20,464
  8. Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M)                                                                              2130                              0
  9. Customers' liability to this bank on acceptances outstanding                                2155                         15,566
 10. Intangible assets (from Schedule RC-M)
     a. Goodwill                                                                                 3163                        181,613
     b. Other Intangible assets                                                                  0426                          3,553
 11. Other assets (from Schedule RC-F)                                                           2160                      3,074,642
 12. Total assets (sum of items 1 through 11)                                                    2170                     65,097,718

-------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securites resale agreements in domestic and foreign offies, regardless of maturity.

LaSalle Bank N.A.               Call Date:  3/31/2004          ST-BK: 17-1520                FFIEC        031
135 South LaSalle Street                                                                     Page     RC- 2
Chicago, IL  60603              Vendor ID: D                   CERT:  15407

Transit Number:  71000505

SCHEDULE RC - CONTINUED

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 13. Deposits:
     a. In domestic offices (sum of totals of                                                     RCON
        columns A and C from Schedule RC-E, part I)                                               2200                    28,107,482
                                                                        RCON
        (1) Noninterest-bearing (1)                                     6631        7,674,198
        (2) Interest-bearing                                            6636       20,433,284
                                                                                                  RCFN
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
        Schedule RC-E, part II)                                                                   2200                     8,614,464
                                                                        RCFN
        (1) Noninterest-bearing                                         6631                0
        (2) Interest-bearing                                            6636        8,614,464
                                                                                                  RCON
 14. Federal funds purchased and securities sold under agreements to repurchase:
     a. Federal funds purchased in domestic offices (2)                                           B993                     2,773,411
                                                                                                  RCFD
     b. Securities sold under agreements to repurchase (3)                                        B995                     2,249,364
 15. Trading liabilities (from Schedule RC-D)                                                     3548                       263,024

 16. Other borrowed money (includes mortgage indebtedness and obligations under                   3190                    10,601,714
     capitalized leases): From schedule RC-M

 17. Not applicable.
 18. Bank's liability on acceptances executed and outstanding                                     2920                        15,566
 19. Subordinated notes and debentures (4)                                                        3200                       540,000
 20. Other liabilities (from Schedule RC-G)                                                       2930                     6,988,713
 21. Total liabilities (sum of items 13 through 20)                                               2948                    60,153,738
 22. Minority Interest in consolidated subsidiaries                                               3000                        69,310

EQUITY CAPITAL
                                                                                                  RCFD
 23. Perpetual preferred stock and related surplus                                                3838                       635,410
 24. Common stock                                                                                 3230                        41,234
 25. Surplus (exclude all surplus related to preferred stock)                                     3839                     2,000,163
 26. a.Retained Earnings                                                                          3632                     2,068,864
     b. Accumulated Other Comprehensive income.(5)                                                B530                       128,999
 27. Other Equity capital components (6)                                                          3284                             0
 28. Total equity capital (sum of items 23 through 27)                                            3210                     4,874,670
 29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)       3300                    65,097,718

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1. Indicate in the box at the right the number of the statement below that best describes
     the most comprehensive level of auditing work performed for the bank by independent          RCFD                 NUMBER
     external auditors as of any date during 2001                                                 6724                    2

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank managements assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm.
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified accounting firm. (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6 =  Review of the bank's financial statements by external auditors
7 =  Compilation of the bank's financial statements by external auditors
8 =  Other audit procedures (excluding tax preparation work)
9 =  No external audit work

-------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."
(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges,
(6) Includes treasury stock and unearned Employee Stock Ownership plan shares. cumulative foreign currency translation adjustments, and minimum pension liability adjustments.